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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 20, 1997, included in Cohesant Technologies Inc.'s Form 10-KSB for the year ended November 30, 1997, and to all references to our firm included in this registration statement.



                                               /s/ Arthur Andersen LLP
                                               -----------------------

                                               Arthur Andersen LLP
Indianapolis, Indiana,

February 26, 1998.